AB VARIABLE PRODUCTS SERIES FUND, INC.
-AB Large Cap Growth Portfolio

Supplement dated February 3, 2017 to the Prospectuses and Summary Prospectus dated May 1, 2016 for AB Variable Products Series Fund, Inc. (the "Prospectuses"), offering Class A and Class B shares of AB VPS Large Cap Growth Portfolio (the "Portfolio").

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The following information replaces the fourth paragraph in the Fund's Prospectuses under the heading "Management of the Portfolios—Investment Adviser."

A discussion regarding the basis for the Board's most recent approval of each Portfolio's investment advisory agreement will be available in the Portfolio's semi-annual report for the fiscal period ending June 30, 2017. A discussion regarding the basis for the Board's earlier approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended December 31, 2015 (in the case of AB VPS Intermediate Bond Portfolio, AB VPS Balanced Wealth Strategy Portfolio, AB VPS Dynamic Asset Allocation Portfolio and AB VPS Multi-Manager Alternative Strategies Portfolio), in the Portfolio's semi-annual report to shareholders for the fiscal period ended June 30, 2015 (in the case of  AB Global Risk Allocation—Moderate Portfolio and AB Global Bond Portfolio) and in the Portfolio's semi-annual report to shareholders for the fiscal period ended June 30, 2016 (in the case of each other Portfolio).

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The following information replaces certain information in Appendix A of the Portfolio's Prospectuses under the heading "Hypothetical Investment and Expense Information."

Class A
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$73.50	$10,426.50
2	10,426.50	521.33	10,947.83	76.63	10,871.20
3	10,871.20	543.56	11,414.76	79.90	11,334.86
4	11,334.86	566.74	11,901.60	83.31	11,818.29
5	11,818.29	590.91	12,409.20	86.86	12,322.34
6	12,322.34	616.12	12,938.46	90.57	12,847.89
7	12,847.89	642.39	13,490.28	94.43	13,395.85
8	13,395.85	669.79	14,065.64	98.46	13,967.18
9	13,967.18	698.36	14,665.54	102.66	14,562.88
10	14,562.88	728.14	15,291.02	107.04	15,183.98
Cumulative		$6,077.34		$893.36

Class B
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$99.75	$10,400.25
2	10,400.25	520.01	10,920.26	103.74	10,816.52
3	10,816.52	540.83	11,357.35	107.89	11,249.46
4	11,249.46	562.47	11,811.93	112.21	11,699.72
5	11,699.72	584.99	12,284.71	116.70	12,168.01
6	12,168.01	608.40	12,776.41	121.38	12,655.03
7	12,655.03	632.75	13,287.78	126.23	13,161.55
8	13,161.55	658.08	13,819.63	131.29	13,688.34
9	13,688.34	684.42	14,372.76	136.54	14,236.22
10	14,236.22	711.81	14,948.03	142.01	14,806.02
Cumulative		$6,003.76		$1,197.74

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This Supplement should be read in conjunction with the Prospectus for the Fund.
You should retain this Supplement with your Prospectus(es) for future reference.
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